Exhibit 10.12

THIS AGREEMENT AND ANY LIEN CREATED HEREIN IS SUBJECT TO THE LIEN PRIORITY AND OTHER PROVISIONS SET FORTH IN THAT CERTAIN INTERCREDITOR AGREEMENT DATED AS OF JUNE 23, 2015 BY AND BETWEEN BANK OF AMERICA, N.A. AS ABL AGENT (AS DEFINED THEREIN) FOR THE ABL CREDITORS (AS DEFINED THEREIN) AND MONROE CAPITAL MANAGEMENT ADVISORS, LLC, AS TERM AGENT (AS DEFINED THEREIN) FOR THE TERM CREDITORS (AS DEFINED THEREIN) AND ACKNOWLEDGED BY THE BORROWER AND THE GUARANTORS, AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

FIRST AMENDMENT AND CONSENT TO LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT AND CONSENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of January 4, 2016, is by and among ARCHITECTURAL GRANITE & MARBLE, LLC, a Delaware limited liability company (formerly known as G&M OpCo LLC) (“Borrower”) and AG HOLDCO (SPV) LLC, a Delaware limited liability company (“SPV” and, together with Borrower, each individually, a “Loan Party” and collectively the “Loan Parties”), and BANK OF AMERICA, N.A., a national banking association (together with its successors and assigns, “Lender”). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Loan Agreement (as hereinafter defined).

RECITALS

WHEREAS, the Borrower and the Lender (the “Lenders”) have entered into that certain Loan and Security Agreement dated as of June 23, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time prior to the date hereof, the “Loan Agreement”);

WHEREAS, the Loan Parties have requested that the Lender make certain amendments with respect to the Loan Agreement;

WHEREAS, the Loan Parties have also requested that the Lender consent to the Brazilian Acquisition (as defined below);

NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Consent. Notwithstanding anything contained in the Loan Agreement to the contrary, the Lender hereby consents to the acquisition by Borrower and SPV from Felipe Dutra Gomes and Carolina Neves Ramos Dutra pursuant to that certain Quota Purchase and Sale Agreement dated on or about the date hereof of 100% of the equity interests of CECAFE SERVICOS ADMINISTRATIVOS LTDA. ME (“CECAFE”) for an aggregate purchase price not to exceed one thousand three hundred dollars ($1,300.00) (the “Brazilian Acquisition”).

2. Amendment to Loan Agreement. In reliance upon the representations and warranties of the Loan Parties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 5 below, the Loan Agreement is hereby amended as follows:

2.1. Schedule 8.1.4(a) to the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule 8.1.4(a) attached hereto as Exhibit A.

2.2 Schedule 8.1.4(d) to the Loan Agreement is hereby deleted in its entirety and replaced with the Schedule 8.1.4(d) attached hereto as Exhibit B.

2.3 Section 8.1.18(b) to the Loan Agreement is hereby deleted in its entirety and replaced with the following provision:

AG SPV has not engaged in any activities other than entering into and performing its obligations under the Term Debt Documents and the Artisan Company Agreement and does not hold any assets other than (i) membership interests under the Artisan Company Agreement; and (ii) fifty (50) quotas, representing a one percent (1%) equity ownership interest, of CECAFE.

3. Post-Closing Covenant. As soon as reasonably practicable after the existence of CECAFE is no longer necessary to allow Felipe Dutra Gomez to comply with the conditions of his L1 Visa, Borrower shall deliver to Lender evidence that CECAFE has been dissolved. The failure to comply with this Section 3 shall constitute an Event of Default under the Loan Agreement.

4. Representations and Warranties of Loan Parties. Each of the Loan Parties represents and warrants that:

4.1. Each Loan Party is duly authorized to execute and deliver this Amendment and each Loan Party is duly authorized to perform its Obligations under each Loan Document to which it is a party. The execution, delivery and performance by each Loan Party of this Amendment do not and will not (a) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (b) conflict with (i) any provision of law in any material respect, (ii) the charter, by-laws or other organizational documents of any Loan Party or (iii) any material agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties or (c) require, or result in, the creation or imposition of any Lien on any asset of any Loan Party (other than Liens in favor of Lender created pursuant to the Security Documents).

4.2. This Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

4.3. Each of the representations and warranties contained in the Loan Agreement, as amended herein, is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

4.4. No Default or Event of Default has occurred and is continuing.

5. Conditions To Effectiveness. This Amendment shall be effective as of the date first set forth above, subject to the satisfaction of the following conditions precedent:

5.1. Execution and Delivery. Lender shall have received a copy of this Amendment duly executed and delivered by each Loan Party.

5.2. Representations and Warranties. The representations and warranties set forth in Section 4 hereof shall be true and correct as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

5.3. No Defaults. No Event of Default or Default shall have occurred and be continuing.

5.4. Payment of Fees. Borrower shall have paid the reasonable and documented costs and expenses (including reasonable and documented legal expenses of Holland & Knight LLP) of Lender incurred by it in connection with the transactions contemplated hereby.

5.5. Brazilian Acquisition. The Brazilian Acquisition shall be consummated in a manner, and with such documents and deliveries as are, reasonably satisfactory to Lender.

6. Reference To And Effect Upon The Loan Agreement.

6.1. The Loan Documents shall remain in full force and effect, as amended hereby, and are hereby ratified and confirmed.

6.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any other Loan Document, nor constitute a waiver or amendment of any provision of the Loan Agreement or any other Loan Document, except as specifically set forth herein.

6.3. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Loan Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

7. GOVERNING LAW. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AMENDMENT, THE OTHER LOAN DOCUMENTS AND ALL CLAIMS, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

8. Reaffirmation and Ratification of Liability. Each Loan Party hereby ratifies, reaffirms and confirms its liabilities, obligation, guaranties and agreements under the Loan Agreement and the other Loan Documents to which it is party, and the Liens granted or purported to be granted and perfected thereby.

9. Costs and Expenses. Borrower hereby affirms its obligation under, and to the extent contemplated by, Section 3.4 of the Loan Agreement to reimburse Lender for all reasonable and documented out-of-pocket expenses incurred by Lender in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to legal costs and expenses with respect thereto.

10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

11. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof. Electronic records of executed Loan Documents maintained by the Lender shall be deemed to be originals.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

BORROWER:	ARCHITECTURAL GRANITE & MARBLE, LLC, a Delaware limited liability company

	By:	/s/ Chris Zugaro
	Name:	Chris Zugaro
	Title:	Vice President and Manager

OTHER LOAN PARTIES	AG HOLDCO (SPV) LLC, a Delaware limited liability company

	By:	/s/ Chris Zugaro
	Name:	Chris Zugaro
	Title:	Vice President and Manager

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Laura Parrish
	Name:	Laura Parrish
	Title:	Vice President

Exhibit A

Schedule 8.1.4(a) to Loan and Security Agreement

[See attached]

SCHEDULE 8.1.4(a)

to

Loan and Security Agreement

NAMES AND CAPITAL STRUCTURE

1.	The corporate names, jurisdictions of incorporation, and authorized and issued Equity Interests of Borrower and Subsidiary are as follows:

Name	Jurisdiction	Number and Class of Authorized Shares	Number and Class of Issued Shares
Architectural Granite & Marble, LLC	Delaware	Membership interests[1]	100% of the membership interests are issued.

AG Holdco (SPV) LLC	Delaware	Membership interests[2]	100% of the membership interests are issued.

CECAFE Servicos Administrativos Ltda. ME	Brazil	5,000 Quotas	5,000 Quotas

2.	The record holders of Equity Interests of Borrower and its Subsidiaries are as follows:

Name	Class of Stock	Number of Shares	Record Owner
Architectural Granite & Marble, LLC	Membership interests	100% Membership Interests[3]	TCFI G&M LLC

AG Holdco (SPV) LLC	Membership interests	100% Membership Interests[4]	Architectural Granite & Marble, LLC

CECAFE Servicos Administrativos Ltda. ME	Quotas	5,000 Quotas	Architectural Granite & Marble, LLC (4,950 Quotas) AG Holdco (SPV) LLC (50 Quotas)

3.	All agreements binding on holders of Equity Interests of Borrower and Subsidiaries with respect to such interests are as follows:

1.	Limited Liability Company Agreement of Architectural Granite & Marble, LLC

2.	Limited Liability Company Agreement of TCFI G&M LLC

3.	Limited Liability Company Agreement of AG Holdco (SPV) LLC

4.	Membership Interest and Supplier Rights Purchase Agreement, dated as of the Closing Date, by and between G&M OpCo LLC and Architectural Granite & Marble, LLC.

5.	Membership Interest Transfer Agreement, dated as of the Closing Date, between G&M OpCo LLC and AG Holdco (SPV) LLC.

6.	Quota Purchase and Sale Agreement, dated as of January 4, 2016, by and among Felipe Dutra Gomes and Carolina Neves Ramos Dutra, as the sellers, and Architectural Granite and Marble, LLC and AG Holdco (SPV) LLC, as the purchasers.

[1]	The membership interests are expressed as a percentage.
[2]	The membership interests are expressed as a percentage.
[3]	The membership interests are expressed as a percentage.
[4]	The membership interests are expressed as a percentage.

4.	In the five years preceding the Closing Date, neither Borrower nor any Subsidiary has acquired any substantial assets from any other Person nor been the surviving entity in a merger or combination, except:

Substantially all of the assets of the Borrower were purchased pursuant to that certain Asset Purchase Agreement dated as of June 23, 2015 among the Borrower, Architectural Granite & Marble, LLC, Jack W. Seiders, Peggy A. Seiders, Jack Chadley Seiders, Chelsey S. Bryant, Luke W. Spiller, Rick E. Seiders, and Kelley M. Wilson.

5.	There are no outstanding purchase options, warrants, subscription rights, agreements to issue or sell, convertible interests, phantom rights or powers of attorney relating to Equity Interests of Borrower or any Subsidiary, except:

None.

.

Exhibit B

Schedule 8.1.4(d) to Loan and Security Agreement

[See attached]

SCHEDULE 8.1.4(d)

to

Loan and Security Agreement

Pledged Equity:

Grantor (owner of Record of such Pledged Equity)	Issuer	Pledged Equity Description	Percentage of Issuer	Certificate (Indicate No.)
Architectural Granite & Marble, LLC	AG Holdco (SPV) LLC	Membership interests	100%	001

Architectural Granite & Marble, LLC	CECAFE Servicos Administrativos Ltda. ME	Quotas	64%	Uncertificated

AG Holdco (SPV) LLC	CECAFE Servicos Administrativos Ltda. ME	Quotas	1%	Uncertificated